Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

18. Income Taxes

During the three months ended June 30, 2014, the Company recorded an impairment of goodwill related to the Reverse Mortgage reporting unit. This goodwill is not deductible for tax and as such, no tax benefit was recorded for this impairment. For the second quarter of 2014, the Company calculated the tax benefit related to loss before income taxes for the six months ended June 30, 2014 based on its estimated annual effective tax rate which takes into account all expected ordinary activity for the 2014 year. Due to the significant nature of the non-deductible expense related to the impairment of goodwill compared to expected ordinary income for the year ended December 31, 2014, the Company’s estimated annual effective tax rate for the year is approximately 119%. This effective tax rate differs from the statutory rate of 35% primarily as a result of the non-deductible goodwill impairment as well as the impact of state taxes. As the Company reports income tax expense (benefit) on an interim basis using an estimated annual effective tax rate, the expected tax rate for the remainder of 2014 is anticipated to approximate the effective tax rate for the six months ended June 30, 2014 of 119%.

22.	Income Taxes

From 2009 through June 30, 2011, the Company operated as a REIT. During this period, the Company was generally not subject to federal income tax at the REIT level on the net taxable income distributed to stockholders, but the Company was subject to federal corporate-level tax on the net taxable income of taxable REIT subsidiaries, and was subject to taxation in various state and local jurisdictions. In addition, the Company was required to distribute at least 90% of its REIT taxable income to stockholders and to meet various other requirements imposed by the U.S. Internal Revenue Code, or the Code. As a result of the acquisition of Green Tree, the Company lost its REIT status retroactive to January 1, 2011 and is now subject to U.S. federal income and applicable state and local taxes at regular corporate rates.

For the years ended December 31, 2013, 2012 and 2011, the Company recorded income tax expense (benefit) of $159.4 million, $(13.3) million and $60.3 million, respectively. The increase in the income tax expense for the year ended December 31, 2013 as compared to 2012 results primarily from an increase in income before taxes and changes in corporate operations during the current year, which were driven by the Company’s recent business and asset acquisitions. The fluctuation in income tax expense for the year ended December 31, 2012 as compared to 2011 was due primarily to the tax benefit resulting from the loss before income taxes in 2012 offset by the loss of REIT status in 2011 which resulted in an increase in deferred tax assets and liabilities.

Income tax expense (benefit) consists of the following components (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Current
Federal	$54,093	$8,376	$18,996
State and local	7,840	680	2,526

Current income tax expense	61,933	9,056	21,522
Deferred
Federal	84,974	(20,695)	32,432
State and local	12,444	(1,678)	6,310

Deferred income tax expense (benefit)	97,418	(22,373)	38,742
Total income tax expense (benefit)	$159,351	$(13,317)	$60,264

Income tax expense (benefit) at the Company’s effective tax rate differed from the statutory tax rate as follows (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Income (loss) before income taxes	$412,818	$(35,451)	$(6,133)

Tax provision at statutory tax rate of 35%	144,486	(12,408)	(2,147)
Effect of:
Impact of loss of REIT qualification	—	—	62,660
State and local income tax	12,828	(1,266)	(1,311)
Permanent acquisition costs	—	610	—
Contingent purchase price	1,680	—	—
Other	357	(253)	1,062

Total income tax expense (benefit)	$159,351	$(13,317)	$60,264

Deferred tax assets and liabilities represent the basis differences between assets and liabilities measured for financial reporting versus income-tax return purposes. The following table summarizes the significant components of deferred tax assets and liabilities (in thousands):

	December 31,
	2013	2012
Deferred tax assets
Reverse loans	$41,330	$28,424
Accrued expenses	26,260	15,282
Servicer curtailment	21,635	—
Mandatory call obligation	20,169	20,919
Intangible assets	19,929	9,308
Unrecognized tax benefits	8,537	8,753
Share-based compensation	7,676	7,546
Deferred revenue	1,178	5,540
Capital loss carryforwards	—	22,922
Other	34,408	20,219

Total deferred tax assets	181,122	138,913
Valuation allowance	(7,453)	(30,712)

Total deferred tax assets, net of valuation allowance	173,669	108,201
Deferred tax liabilities
Net investment in residential loans	(53,715)	(54,231)
Discount on convertible notes	(27,969)	(32,384)
Goodwill	(35,080)	(20,434)
Intangible assets	(12,369)	(17,083)
Deferred debt issuance costs	(10,955)	(8,635)
Servicing rights	(143,087)	(8,003)
Other	(12,101)	(8,448)

Total deferred tax liabilities	(295,276)	(149,218)

Net deferred tax assets (liabilities)	$(121,607)	$(41,017)

The following table summarizes the activity in the valuation allowance on deferred tax assets (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Balance at beginning of year	$30,712	$29,899	$5,101
Charges to income tax expense	72	894	25,520
Deductions	(23,331)	(81)	(722)

Balance at end of year	$7,453	$30,712	$29,899

The Company is required to establish a valuation allowance for deferred tax assets and record a charge to income if it is determined, based on available evidence at the time the determination is made, that it is more likely than not that some portion or all of the deferred tax assets will not be realized. If the Company did conclude that a valuation allowance was required, the resulting loss could have a material adverse effect on its financial condition and results of operations. In 2012, the Company performed an analysis to evaluate the need for a valuation allowance. This analysis recognized that the Company was in a cumulative loss before tax position for the three-year period ended December 31, 2012 due to the loss on extinguishment of debt recorded during the year ended December 31, 2012. This was considered significant and objective evidence that the Company may not be able to realize some portion of the deferred tax assets in the future. As of December 31, 2013, the Company was no longer in a three-year cumulative loss position.

The valuation allowance recorded at December 31, 2012 related primarily to certain capital loss carryforwards for which the Company concluded it was more likely than not that these items would not be realized in the ordinary course of operations before they expire. In 2013, these pre-REIT capital loss carryforwards expired. As such, these carryforwards and the related valuation allowance were written off during the year ended December 31, 2013. There was no impact to the Company’s effective tax rate as a result of this change in the valuation allowance. In addition, the Company wrote off certain non-deductible interest and the related valuation allowance, as well as the net release of the valuation allowance related to certain state tax net operating losses. The net impact to the Company’s effective tax rate had an immaterial effect on the Company’s consolidated financial statements.

At December 31, 2013, the Company had net operating loss carryforwards of $8.9 million that will expire in 2028 through 2031.

Income Tax Exposure

The Company was part of the Walter Energy consolidated group prior to the spin-off from Walter Energy, the principal agent, on April 17, 2009. As such, the Company is jointly and severally liable with Walter Energy for any final taxes, interest, and/or penalties owed by the Walter Energy consolidated group during the time that the Company was a part of the Walter Energy consolidated group. However, in connection with the spin-off of the Company’s business from Walter Energy, the Company and Walter Energy entered into a Tax Separation Agreement dated April 17, 2009, pursuant to which Walter Energy is responsible for the payment of all federal income taxes (including any interest or penalties applicable thereto) of the consolidated group. Nonetheless, to the extent that Walter Energy is unable to pay any amounts owed, the Company could be responsible for any unpaid amounts including, according to Walter Energy’s most recent public filing on Form 10-K, those relating to the following:

•	The Internal Revenue Service, or IRS, has filed a proof of claim for a substantial amount of taxes, interest, and penalties with respect to fiscal years ended August 31, 1983 through May 31, 1994. The public filing goes on to disclose that issues have been litigated in bankruptcy court and that an opinion was issued by the court in June 2010 as to the remaining disputed issues. The filing further states that the amounts initially asserted by the IRS do not reflect the subsequent resolution of various issues through settlements or concessions by the parties. Walter Energy believes that any financial exposure with respect to those issues that have not been resolved or settled by the Proof of Claim is limited to interest and possible penalties and the amount of tax assessed has been offset by tax reductions in future years. All of the issues in the Proof of Claim, which have not been settled or conceded, have been litigated before the Bankruptcy Court and are subject to appeal, but only at the conclusion of the entire adversary proceedings.

•

The IRS completed its audit of Walter Energy’s federal income tax returns for the years ended May 31, 2000 through December 31, 2005. The IRS issued 30-Day Letters to Walter Energy proposing changes to tax for these tax years which Walter Energy has protested. Walter Energy’s filing states that the disputed issues in this audit period are similar to the issues remaining in the above-referenced dispute and therefore Walter Energy believes that its financial exposure for these years is limited to interest and possible penalties.

•	While the IRS had completed its audit of Walter Energy’s federal income tax returns for the years 2006 to 2008 and issued 30-Day Letters to Walter Energy proposing changes to tax for these tax years which Walter Energy has protested, the IRS reopened the audit of these periods in 2012. Walter Energy’s filing states that the disputed issues in this audit period are similar to the issue remaining in the above-referenced dispute and therefore Walter Energy believes that its financial exposure for these years is limited to interest and possible penalties.

•	Walter Energy reports that the IRS is conducting an audit of Walter Energy’s tax returns filed for 2009 and 2010. Since examination is ongoing, Walter Energy cannot estimate the amount of any resulting tax deficiency or overpayment, if any.

Walter Energy reports that it believes that all of its current and prior tax filing positions have substantial merit and intends to defend vigorously any tax claims asserted and they believe that they have sufficient accruals to address any claims, including interest and penalties, and as a result, believes that any potential difference between actual losses and costs incurred and the amounts accrued would be immaterial.

The Tax Separation Agreement also provides that Walter Energy is responsible for the preparation and filing of any tax returns for the consolidated group for the periods when the Company was part of the Walter Energy consolidated group. This arrangement may result in conflicts between Walter Energy and the Company. In addition, the spin-off of the Company from Walter Energy was intended to qualify as a tax-free spin-off under Section 355 of the Code. The Tax Separation Agreement provides generally that if the spin-off is determined not to be tax-free pursuant to Section 355 of the Code, any taxes imposed on Walter Energy or a Walter Energy shareholder as a result of such determination, or Distribution Taxes, which are the result of the acts or omissions of Walter Energy or its affiliates, will be the responsibility of Walter Energy. However, should Distribution Taxes result from the acts or omissions of the Company or its affiliates, such Distribution Taxes will be the responsibility of the Company. The Tax Separation Agreement goes on to provide that Walter Energy and the Company shall be jointly liable, pursuant to a designated allocation formula, for any Distribution Taxes that are not specifically allocated to Walter Energy or the Company. To the extent that Walter Energy is unable or unwilling to pay any Distribution Taxes for which it is responsible under the Tax Separation Agreement, the Company could be liable for those taxes as a result of being a member of the Walter Energy consolidated group for the year in which the spin-off occurred. The Tax Separation Agreement also provides for payments from Walter Energy in the event that an additional taxable dividend is required to cure a REIT disqualification from the determination of a shortfall in the distribution of non-REIT earnings and profits made immediately following the spin-off. As with Distribution Taxes, the Company will be responsible for this dividend if Walter Energy is unable or unwilling to pay.

Other Tax Exposure

On June 28, 2010, the Alabama Department of Revenue, or ADOR, preliminarily assessed financial institution excise tax of approximately $4.2 million, which includes interest and penalties, on a predecessor entity for the years 2004 through 2008. This tax is imposed on financial institutions doing business in the State of Alabama. The Company was informed that the ADOR had requested legal advice with regard to the application of certain provisions of the Alabama Constitution in response to issues the Company had previously raised in its protests to the initial assessments. In November 2012, the Company received communication from the State of Alabama that they anticipate issuing a final assessment if payment is not made. The Company has contested the assessment and believes that it did not meet the definition of a financial institution doing business in the State of Alabama as defined by the Alabama Tax Code.

Uncertain Tax Positions

The Company recognizes tax benefits in accordance with the accounting guidance concerning uncertainty in income taxes. This guidance establishes a more-likely-than-not recognition threshold that must be met before a tax benefit can be recognized in the financial statements.

A reconciliation of the beginning and ending balances of the total liability for unrecognized tax benefits is as follows (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Gross unrecognized tax benefits at the beginning of the year	$17,537	$9,026	$7,671
Increases (reductions) related to prior year tax positions	(5,921)	8,602	1,335
Increases related to current year tax positions	2,044	1,255	166
Reductions as a result of a lapse of the statute of limitations	(1,137)	(1,346)	(146)

Gross unrecognized tax benefits at the end of the year	$12,523	$17,537	$9,026

The total amount of unrecognized tax benefits that would affect the effective tax rate if recognized is $6.1 million and $7.0 million at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, income tax expense includes $0.7 million, $1.0 million and $0.3 million, respectively, for interest and penalties accrued on the liability for unrecognized tax benefits. At December 31, 2013 and 2012, accrued interest and penalties were $8.0 million and $8.8 million, respectively, which are included in payables and accrued liabilities on the consolidated balance sheets.

The Company’s tax years that remain subject to examination by the IRS are 2010 through 2013 and by various states are 1998 through 2013.